UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K/A
                                  Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 18, 2005


                        GLOBAL MATERIALS & SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 000-26261                         57-1216206
         (Commission File Number)       (IRS Employer Identification No.)


9316 WHEATLANDS ROAD, SUITE C, SANTEE, CALIFORNIA                92071
         (principal executive offices)                         (Zip Code)

                                 (619) 258-3640
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On April 18, 2005, Global Materials & Services, Inc. (the "Registrant") filed a Current Report on Form 8-K regarding the issuance of a press release announcing that the Board of the Directors of the Registrant has determined that the financial statements contained in the Registrant's Form 10-KSB for the fiscal year ended December 31, 2003, Forms 10-QSB for the second and third quarter of 2003, and all of Forms 10-QSB for the fiscal year ended December 31, 2004 should be restated. A copy of that press release was attached as Exhibit
99.1  to  the  Current  Report  filed  with  the  Commission  on April 18, 2005.

     This Amended Current Report is being filed to supplement the disclosures contained in the Registrant's Current Report, file number 000-26261, filed with the Commission on April 18, 2005.

     The Registrant's Board of Directors reached the conclusion that the financial statements should be restated on April 10, 2005. At that time the Registrant's Board of Directors determined that errors were made when the transactions related to the Registrant's employee stock incentive plans during the relevant time periods were recorded and accounted. The audit committee of the Registrant's Board of Directors discussed with the Registrant's independent accountant the matters disclosed in Item 4.02 of the Current Report, filed on April 18, 2005, and this amended Current Report. The Registrant was neither advised by, nor received notice from, its independent accountant that disclosure should be made or action should be taken to prevent future reliance on a previously issued audit report or completed interim review related to previously issued financial statements.

     For items not modified herein, reference should be made to the Registrant's Current Report, file number 000-26261, filed with the Commission on April 18, 2005. The filing of amended Current Report is not an admission that the Registrant's Current Report file number 000-26261, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2005.                  Global Materials & Services, Inc.


                                      By /s/ Raoul L. Carroll
                                      -----------------------------------------
                                      Raoul L. Carroll, Chief Executive Officer